UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 5, 2018

LIBERTY TAX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

Nasdaq Notification

As previously disclosed, on June 12, 2018, Liberty Tax, Inc. (the “Company”) received a notification of delisting from the Staff (the “Staff”) of the Listing Qualifications Department of Nasdaq notifying the Company that since it remains delinquent in filing its Quarterly Reports on Form 10-Q for the quarterly periods ended October 31, 2017 and January 31, 2018, it has not regained compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires timely filing of periodic reports with the Securities and Exchange Commission (the “SEC”).

On June 19, 2018, the Company requested a hearing before the Nasdaq Hearing Panel (the “Panel”) and also requested a stay of the delisting, pending the outcome of the hearing.  On July 3, 2018, the Company received a letter (the “Letter”) from the Hearings Advisor from the Nasdaq Office of General Counsel informing the Company that the Panel granted the Company’s request to extend the automatic fifteen-day stay of the delisting. The delisting will be stayed pending a hearing before the Panel and a final determination by the Panel regarding the Company’s listing status.

At the hearing, the Company intends to present a plan to regain compliance with the Rule and request that the Panel allow the Company additional time within which to regain compliance. While the Company believes that it will be able to present a viable plan to regain compliance, there can be no assurance that the Panel will grant the Company’s request for continued listing on Nasdaq, or that the Company’s plans to exercise diligent efforts to maintain the listing of its common stock on Nasdaq will be successful.

Dividend Approval

On July 5, 2018, the Company announced that its Board of Directors approved a cash dividend to its stockholders.  The quarterly dividend of $0.16 per share will be paid on or about August 10, 2018 to stockholders of record at the close of business on July 27, 2018.

The Company issued a press release on July 5, 2018 disclosing receipt of the Letter and approval of the dividend, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated July 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: July 5, 2018	By:	/s/ Nicole Ossenfort
Nicole Ossenfort
President and Chief Executive Officer